EXHIBIT 10.13


                             STOCK OPTION AGREEMENT

     AGREEMENT,  made as of the  21st  day of  August,  1998,  between  BIG CITY
BAGELS,   INC.,  a  New  York   corporation   ("Employer"),   and  MARK  WEINREB
("Executive").

     WHEREAS, Executive and Employer have entered into an Amended and Restated Employment Agreement dated as of the date hereof ("Employment Agreement"); and

     WHEREAS, on August 13, 1998, the Board of Directors authorized the grant to Executive, pursuant to Employer's 1998 Performance Equity Plan ("Plan"), of an option (the "Option") to purchase an aggregate of 100,000 of the authorized but unissued or treasury shares of the common stock of Employer, $.001 par value ("Common Stock"), on the terms and conditions set forth in this Agreement and subject to the provisions of the Plan; and

     WHEREAS, Executive desires to acquire said Option on the terms and conditions set forth in this Agreement:

     IT IS AGREED:

     1. Grant of Stock Option. Employer hereby grants Executive the Option to purchase all or any part of an aggregate of 100,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

     2. Non-Qualified Stock Option. The Option represented hereby is not intended to be an Option which qualifies as an "Incentive Stock Option" under
Section 422 of the Internal Revenue Code of 1986, as amended.

     3. Exercise Price. The exercise price of the Option shall be $1.00 per share, subject to adjustment as hereinafter provided ("Exercise Price").

     4. Exercisability. This Option is exercisable, subject to the terms and conditions of the Plan and this Agreement, at any time from and after the date hereof, and it shall remain exercisable until the close of business on August 20, 2008 (the "Exercise Period").

     5. Effect of Termination of Employment. Notwithstanding any provision set forth in the Plan:





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          5.1 Termination  Due to Death.  If Executive's  employment by Employer terminates by reason of death, the Option shall remain exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of Executive under the will of Executive until the expiration of the Exercise Period.

          5.2 Termination Due to Disability. If Executive's employment by Employer terminates by reason of "Disability" as defined in Section 7(c) of the Employment Agreement, the Option shall remain exercisable and may thereafter be exercised by Executive or legal representative until the expiration of the Exercise Period.

          5.3 Termination by Executive for Good Reason. If Executive terminates his employment for "Good Reason" as such term is defined in Section 7(e) the Employment Agreement, then the Option may be exercised until the expiration of the Exercise Period.

          5.4 Termination by Employer For Cause. If Executive's employment is terminated by Employer for "Cause" as defined in Section 7(b) of the Employment Agreement, then the Option shall expire on the date of termination of employment.

          5.5 Other Termination. If Executive's employment is terminated for any reason other than as set forth in Sections 5.1, 5.2, 5.3 or 5.4, then the Option may be exercised until the expiration of the Exercise Period.

     6. Withholding Tax. Not later than the date as of which an amount first must be included in the gross income of Executive for federal income tax purposes with respect to the Option, Executive may be required to pay to Employer, or make arrangements satisfactory to Employer regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of Employer under the Plan and pursuant to this Agreement shall be conditional upon such payments or arrangements with Employer, if such payments or arrangements are required, and Employer shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Executive from Employer.



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     7. Adjustments.

          7.1 In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of Employer as a whole, the Board of Directors of Employer shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the Exercise Price hereunder.

          7.2 In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 7.1 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of Employer with or into another corporation (other than a consolidation or merger in which Employer is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), Executive shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive upon the exercise hereof after such event, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation by a holder of the number of shares of Common Stock of Employer obtainable upon exercise of this Option immediately prior to such event. The provisions of this Section 7.2 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

     8. Method of Exercise.

          8.1 Notice to Employer. The Option shall be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to Employer at its principal place of business accompanied by full payment as hereinafter provided of the Exercise Price for the number of Option Shares specified in the notice.

          8.2 Delivery of Option Shares. Employer shall deliver a certificate for the Option Shares to Executive as soon as practicable after payment therefor, but in any event not more than ten business days thereafter.

          8.3 Payment of Purchase Price.

               8.3.1 Cash Payment. Executive shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the



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order of Employer,  Employer shall not be required to deliver  certificates  for
Option Shares until Employer has confirmed the receipt of good and available funds in payment of the purchase price thereof.

               8.3.2 Stock Payment. At Executive's election, Executive shall be permitted to use Common Stock of Employer owned by him to pay the purchase price for the Option Shares (and any required withholding taxes) by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to Employer, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value, as defined below, on the second trading day immediately preceding the date notice is delivered by Executive pursuant to Section 8.1.

               8.3.3 Fair Market Value. "Fair Market Value", unless otherwise required by any applicable provision of the Internal Revenue Code of 1986, as amended, or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of exercise in accordance with Section 8.3.2, above, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of exercise in accordance with Section 8.3.2, above, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or
(ii) above, such price as Employer shall determine, in good faith.

               8.3.4 Cashless Exercise. At Executive's election, Executive shall be permitted to convert this Option, in whole or part, into Common Stock ("Conversion Right") as follows: Upon exercise of the Conversion Right, Employer shall deliver to Executive (without payment by Executive of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the "Value" (as defined below) of the portion of the Option being converted on the second trading day immediately preceding the date notice is delivered by Executive pursuant to Section 8.1 ("Valuation Date") by (ii) the "Market Price" (as defined above) on the Valuation Date. The "Value" of the portion of the Option being converted shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Option being converted from (b) the Market Price of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Option being converted.



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     9.  Nonassignability.  The Option shall not be assignable or  transferable, without the consent of Employer, except by will or by the laws of descent and distribution in the event of the death of Executive. No transfer of the Option by Executive by will or by the laws of descent and distribution shall be effective to bind Employer unless Employer shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as Employer may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     10. Form S-8 Registration. If upon termination of Executive's employment for any reason other than for "Cause" as defined in Section 6(b) of the Employment Agreement, (i) the Option Shares have been registered under the Securities Act of 1933, as amended ("Act") pursuant to a registration statement on Form S-8 (or other available Form) and Employer has made available to Executive a current prospectus relating thereto, then Employer shall take such action as is necessary to maintain the effectiveness of such registration statement and a current prospectus relating thereto as long as any portion of the Option remains exercisable, or (ii) the Option Shares have not been so registered or a current prospectus relating thereto not maintained, then, upon written demand of Executive or his legal representative delivered at any time while any portion of the Option remains exercisable, Employer, within forty-five days after such demand has been given, shall register the Option Shares under the Act on Form S-8 and make available to Executive a current prospectus relating thereto, and Employer shall maintain the effectiveness of such registration statement and a current prospectus relating thereto as long as any portion of the Option remains exercisable.

     11. Employer Representations. Employer hereby represents and warrants to Executive that:

          (i) Employer, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

          (ii) the Option Shares, when issued and delivered by Employer to Executive in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

     12. Executive Representations. Executive hereby represents and warrants to Employer that:

          (i) he is acquiring the Option and, unless the Option Shares have been registered under the Act, he shall acquire the Option Shares, for his own account and not with a view towards the distribution thereof;


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          (ii) he has received a copy of the Plan as in effect as of the date of this Agreement;

          (iii) he has received a copy of all reports and documents required to be filed by Employer with the Commission pursuant to the Exchange Act within the last 12 months and all reports issued by Employer to its shareholders;

          (iv) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Act or an exemption therefrom is available thereunder;

          (v) in his position with Employer, he has had both the opportunity to ask questions and receive answers from the officers and directors of Employer and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent Employer possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above; and

          (vi) he is aware that, in the absence of registration under the Act or his ability to sell the Option Shares pursuant to Rule 144(k) promulgated under the Act, Employer shall place stop transfer orders with its transfer agent against the transfer of the Option Shares and the certificates evidencing the Option Shares shall bear the following legend:

               "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."


     13. Restriction on Transfer of Option Shares. Anything in this Agreement to the contrary notwithstanding, Executive hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him unless (i) they have been registered under the Act or (ii) an exemption from the registration requirements of the Act is available thereunder and Executive has furnished Employer with notice of such proposed transfer and an opinion of legal counsel that such proposed transfer is so exempt.



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     14. Miscellaneous.

          14.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

          14.2 Conflicts with Plan. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall in all respects be controlling.

          14.3 Executive and Shareholder Rights. Executive shall not have any of the rights of a shareholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Executive any right to continued employment with Employer or any subsidiary thereof, nor shall it interfere in any way with the right of Employer to terminate such employment in accordance with the provisions regarding such termination set forth in Executive's written employment agreement with Employer, or if there exists no such agreement, to terminate Executive at will.

          14.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

          14.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by Executive and Employer.

          14.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

          14.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).



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          14.8 Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BIG CITY BAGELS, INC.             Address:       99 Woodbury Road
                                                 Hicksville, New York  11801

     /s/ Howard J. Fein
By:__________________________
      Name:  Howard J. Fein
      Title: Chief Financial Officer and
             Assistant Secretary




EXECUTIVE                         Address:      151 Bristol Drive
                                                Woodbury, New York 11797
     /s/ Mark Weinreb
______________________________
        MARK WEINREB



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                                                                      EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

____________________
       DATE

Big City Bagels, Inc.
99 Woodbury Road
Hicksville, New York  11801

Attention:  The Board of Directors

          Re:      Purchase of Option Shares

Gentlemen:

     In accordance with my Stock Option Agreement dated as of August ___, 1998 with Big City Bagels, Inc. ("Employer"), I hereby irrevocably elect to exercise the right to purchase _________ shares of Employer's common stock, par value $.001 per share ("Common Stock").

     As payment for my shares, enclosed is (check and complete applicable box[es]):

     |_| a [personal check] [certified check] [bank check] payable to the order of "Big City Bagels, Inc." in the sum of $_________;

     |_|  confirmation of wire transfer in the amount of $_____________; and/or

     |_| a certificate for ___________ shares of Employer's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in Section 8.3.3 of the Stock Option Agreement) of $_________; and/or

     |_| in lieu of payment of the purchase price, I elect to convert my Option into shares of Common Stock pursuant to Section 8.3.4 of the above-mentioned agreement.

     I hereby represent and warrant to, and agree with, Employer that:

          (i) I have received a copy of the Plan and all reports and documents required to be filed by Employer with the Commission pursuant to the Exchange Act within the last 12 months and all reports issued by Employer to its shareholders;

          (ii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "Act") or an exemption therefrom is available thereunder;

          (iii) in my position with Employer, I have had both the opportunity to ask questions and receive answers from the officers and directors of Employer and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent Employer possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (i) above; and

          (iv) if the Option Shares have not been registered under the Act, (a) I am acquiring the Option and shall acquire the Option Shares for my own account, for investment, and not with a view towards the distribution thereof,
(b) I am aware that Employer shall place stop transfer orders with its transfer agent against the transfer of the Option Shares unless they may be transferred pursuant to Rule 144(k) and (c) the certificates evidencing the Option Shares shall bear the following legend:

          "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."


Kindly forward to me my certificate at your earliest convenience.

Very truly yours,


_______________________________              _________________________________
(Signature)                                                   (Address)

_______________________________              _________________________________
(Print Name)
                                             __________________________________
                                                  (Social Security Number)



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